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                                                                   [LETTER HEAD]

March 23, 2006

Mr. Peter Call
7885 Lewiston Road
Batavia, New York 14020

Mr. Stephen R. Wright                                               Exhibit 10.1
Pro-Fac Cooperative, Inc.
350 Linden Oaks
Rochester, New York 14625

      Re: Employment Agreement
          Extension

Dear Pete and Steve:

      In my capacity as counsel to Pro-Fac Cooperative, Inc., I have been asked to prepare this letter setting out the terms and conditions under which Steve's employment with Cooperative will be extended beyond the expiration of his current employment agreement, dated July 30, 2004. The current employment agreement otherwise expires on August 19, 2006.

      The parties have agreed that the terms and conditions set out in the current employment agreement will be continued in full force and effect except for the following changes.

      1. The address of the Cooperative is hereby changed to 350 Linden Oaks, Rochester, New York 14625 in the introductory paragraph of the agreement.

      2. The term of the agreement as set forth in Section 4 is extended from August 19, 2006 to August 19, 2008.

      3. Section 5.b. of the agreement is revised so that the second sentence in subparagraph (i) reads as follows:

            If the Company terminates this Agreement without cause, it shall continue Wright's regular salary and health insurance benefits for the remainder of

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                                                                   [LETTER HEAD]

Mr. Peter Call
Mr. Stephen R. Wright
March 14, 2006
Page 2

            the month in which such termination becomes effective and for a period of six (6) months thereafter.

      4.    Section 8 of the agreement is amended to read as follows:

            Merger, Consolidation, or Dissolution of the Company. If the Company, pursuant to paragraph 5(a), terminates this Agreement upon the dissolution of the Company, or upon the cessation of the Company's business, then the Company shall have no future or continuing obligations to Wright under this Agreement other than the payment of compensation and insurance benefits for the remainder of the month in which such termination becomes effective and for a period of six (6) months thereafter. Upon the merger or consolidation of Company, the Company shall have no future or continuing obligations to Wright under this Agreement, other than the payment of compensation in insurance benefits for the month of the merger or consolidation and the following six months.

      5. Section 10 of the agreement is amended to replace the figures "$125,000" and "$130,000" with the figure "$185,000".

      6. Section 24 of the agreement is amended to replace the word "Manger" in the first sentence thereof with the phrase "General Manager, Chief Financial Officer".

      7. The parties agree that Mr. Wright may perform his services for the Cooperative at the Cooperative's offices or at such other ancillary office as Mr. Wright shall establish provided the quality of such services shall be consistent with services as provided at the Cooperative's offices.

      If this letter sets forth your understanding of the terms and conditions under which Cooperative is extending the employment agreement with Steve, each of you should sign and date in triplicate this signature page to the letter in the spaces provided below. Please return two of the executed signature pages to me. I will provide each of you with a counterpart signature so that your extension letter is complete. I will retain the third original of the extension letter in the Cooperative's legal files.

                                          Sincerely yours,

                                          /s/ David M. Mehalick

                                          David M. Mehalick

DMM:ecb

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                                                                   [LETTER HEAD]

Mr. Peter Call
Mr. Stephen R. Wright
March 14, 2006
Page 3

For good and valuable consideration, the receipt of which is hereby acknowledged, I agree to the terms of this letter extending the employment of Stephen R. Wright on behalf of Pro-Fac Cooperative, Inc. by executing this signature page this 23 day of March, 2006.

PRO-FAC COOPERATIVE, INC.

By: /s/ Peter Call
    --------------
Name: Peter Call
Title: President

For good and valuable consideration, the receipt of which is hereby acknowledged, I agree to the terms and conditions set out in this letter extending my employment agreement with Pro-Fac Cooperative, Inc., on this 23 day of March, 2006.

/s/ Stephen R. Wright
-----------------------
Name: Stephen R. Wright

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